QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-199236) of our report dated March 19, 2015, with respect to the consolidated financial statements of Wayfair Inc., included in this Annual Report (Form 10-K) for the year ended December 31, 2014.

/s/ Ernst & Young LLP

Boston, Massachusetts
March 19, 2015

QuickLinks

  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm